EXHIBIT 99



[UBS INVESTMENNT BANK LOGO]

                                    $1,750 MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2004-13
                                    (Issuer)

                                  MARM 2004-13

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                         UBS Real Estate Securities Inc.
                                  (Transferor)

                             Wells Fargo Bank, N.A.
                                (Master Servicer)

               Mortgage Pass-Through Certificates, Series 2004-13


------------------------------------------------------------------------------------------------------------------------------------
               Initial Certificate                                                                                   Expected
               Principal                                                                 Initial                     Initial
               Balance or                                                                 W.A.                      Rating of
               Notional Amount    Initial Pass-                            WAL         Months to   W.A. Reset        Offered
Class             (1)(2)          Through Rate  Principal Types            to reset      Reset      Margin       Certificates(3)
------------------------------------------------------------------------------------------------------------------------------------
Offered
Certificates
Class 1-A-1    $[ 195,000,000]   [3.816] %(4)   Senior, Pass-               2.74            53       [2.5] %           AAA
                                                Through

Class 2-A-1    $[ 940,000,000]   [3.816]% (5)   Senior, Pass-               2.54            47       [2.5] %           AAA
                                                Through
Class 3-A-1    $[ 613,000,000]   [3.787] %(6)   Senior, Pass-               2.95            56       [2.5] %           AAA
                                                Through
Class 3-A-2    $[ 112,000,000]   [3.787] %(6)   Senior, Sequential          0.50            56       [2.5] %           AAA
Class 3-A-3    $[  45,000,000]   [3.787] %(6)   Senior, Sequential          1.25            56       [2.5] %           AAA
Class 3-A-4    $[  88,000,000]   [3.787] %(6)   Senior, Sequential          2.00            56       [2.5] %           AAA
Class 3-A-5    $[  62,000,000]   [3.787] %(6)   Senior, Sequential          3.00            56       [2.5] %           AAA
Class 3-A-6    $[ 130,000,000]   [3.787] %(6)   Senior, Sequential          4.32            56       [2.5] %           AAA
Class 3-A-7    $[ 150,000,000]   [3.787] %(6)   Senior, Sequential          4.64            56       [2.5] %           AAA
------------------------------------------------------------------------------------------------------------------------------------
Class A-R      $           50    [3.816] %(4)   Senior, Residual            0.70           N/A           N/A           AAA
Class A-L-R    $           50    [3.816] %(4)   Senior, Residual            0.70           N/A           N/A           AAA
Class B-1      $[TBD]            [TBD] %(7)     Subordinate                  TBD           TBD       [TBD] %            AA
Class B-2      $[TBD]            [TBD] %(7)     Subordinate                  TBD           TBD       [TBD] %             A
Class B-3      $[TBD]            [TBD] %(7)     Subordinate                  TBD           TBD       [TBD] %           BBB

Non-Offered
Certificates

Class B-4      $[TBD]            [TBD] %(7)     Subordinate                  TBD           TBD       [TBD] %            BB
Class B-5      $[TBD]            [TBD] %(7)     Subordinate                  TBD           TBD       [TBD] %             B

Class B-6      $[TBD]            [TBD] %(7)     Subordinate                  TBD           TBD       [TBD] %            NR
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein . The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]


(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) Ratings on the senior bonds (except for mezzanine support bonds) are expected from two of the following three rating agencies: Fitch, Moody's and S&P. Ratings on the subordinate bonds are expected from one of the three above rating agencies.

(4) The pass-through rate for the Class 1-A-1, Class A-R and Class A-L-R certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6 and Class 3-A-7 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable t o each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

SUMMARY

Relevant Parties

        Issuer...................   MASTR Adjustable Rate Mortgages Trust
                                    2004-13. The trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions,
                                    Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and trust administrator, UBS Real Estate Securities Inc., as transferor, and JPMorgan Chase Bank, as trustee.

        Depositor.................. Mortgage Asset Securitization Transactions,
                                    Inc., a Delaware corporation. The
                                    depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The Depositor" in the prospectus.

        Master Servicer and
        Trust Administrator ....... Wells Fargo Bank, N.A., a national banking association. Wells Fargo Bank, N.A.
                                    maintains an office at 9062 Old Annapolis
                                    Road, Columbia, Maryland 21045. See "The
                                    Master Servicer and the Servicers--The
                                    Master Servicer " in the prospectus
                                    supplement.

        Transferor................. UBS Real Estate Securities Inc. The
                                    transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

        Trustee.................... TBD


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

        Cut-Off Date .............. November 1, 2004.

        Closing Date .............. On or about November 29, 2004.

        Investor Settle Date ...... On or about November 30, 2004.

        Distribution Date.......... The 21st day of each month or, if that day is not a business day, the next business day, beginning in December 2004.

        Interest Accrual Period.... For each class of certificates, the calendar month immediately prior to the month in
                                    which the relevant distribution date occurs.

Optional Termination............... The master servicer may, at its option, purchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement................. Credit enhancements may reduce the harm caused to holders of certificates by
                                    shortfalls in payments collected on the
                                    loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                    Subordination. The group 1, group 2, group 3 senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3 and group 4 mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date ................. [December] 25, 2034

Collateral......................... The Trust's main source of funds for making distributions on the certificates will be collections on three pools of closed-end, adjustable - rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status ........................ Elections will be made to treat the assets of the trust as three separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle -Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A- R and Class A-L-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                    will be treated as the residual interests in each of the Upper-Tier REMIC and the Middle -Tier REMIC. The Class A-L-R certificates will be treated as the residual interests in the Lower-Tier REMIC.

ERISA Considerations .............. If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

MARM 04-13 COLLATERAL

----------------------------------------------------------------------------------------------------
Pool                               G1                  G2                  G3              Total:
----------------------------------------------------------------------------------------------------
Total Balance             206,547,705         997,869,659         652,371,124       1,856,788,489
Avg Balance                   256,263             713,784             696,234             591,146
WA Gross Rate                   4.066               4.066               4.037               4.056
WA Net Rate                     3.816               3.816               3.787               3.806
WA Roll                            53                  47                  56                  51
WA Gross Margin                  2.75                2.75                2.75                2.75
WA First Rate Cap                   5                   5                   5                   5
WA Periodic Cap                     2                   2                   2                   2
WA Max Rate                     9.066               9.068               9.038               9.057
WA FICO                           741                 739                 738                 739
WA Orig LTV                     64.47               56.55               56.88               57.55
CA %                            78.95               82.86                85.7               83.42
Prepay %                            0                   0                   0                   0
Full Doc %                      28.66               31.72               14.37               25.28
IO %                            61.43               54.47               65.25               59.03
WA Rem Term                       353                 347                 356                 351
----------------------------------------------------------------------------------------------------

*NOTE: This collateral is preliminary and may change prior to deal close.

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                               UBS Investemt Bank
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_13'
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Current Balance                              Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
<= $333,700.00                                 812   $  207,415,701        11.17        98.44         0.34         0.11
$333,700.01 - $450,000.00                      458      181,147,529         9.76         0.89        10.78        10.99
$450,000.01 - $650,000.00                      784      430,001,943        23.16         0.67        24.80        27.77
$650,000.01 - $850,000.00                      389      289,346,216        15.58         0.00        17.57        17.48
$850,000.01 - $1,050,000.00                    594      571,600,877        30.78         0.00        34.13        35.42
$1,050,000.01 - $1,250,000.00                   21       23,767,594         1.28         0.00         1.82         0.87
$1,250,000.01 - $1,450,000.00                   11       14,852,043         0.80         0.00         0.80         1.06
$1,450,000.01 - $1,650,000.00                   28       42,452,398         2.29         0.00         3.21         1.60
$1,650,000.01 - $1,850,000.00                    8       13,938,542         0.75         0.00         1.23         0.26
$1,850,000.01 - $2,050,000.00                   20       39,675,485         2.14         0.00         3.37         0.92
$2,050,000.01 - $2,250,000.00                    1        2,152,690         0.12         0.00         0.22         0.00
$2,250,000.01 >=                                15       40,437,468         2.18         0.00         1.74         3.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $83,166.13
Maximum: $3,300,000.00
Average: $591,145.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Current Gross Rate                           Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
3.251% - 3.500%                                  1   $      548,000         0.03         0.00         0.00         0.08
3.501% - 3.750%                                 22       18,586,876         1.00         0.13         0.00         2.81
3.751% - 4.000%                              1,473      913,335,264        49.19        45.97        46.96        53.62
4.001% - 4.250%                              1,645      924,318,348        49.78        53.90        53.04        43.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 4.125%
Weighted Average: 4.056%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Net Rate                                     Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
3.001% - 3.250%                                  1   $      548,000         0.03         0.00         0.00         0.08
3.251% - 3.500%                                 22       18,586,876         1.00         0.13         0.00         2.81
3.501% - 3.750%                              1,473      913,335,264        49.19        45.97        46.96        53.62
3.751% - 4.000%                              1,645      924,318,348        49.78        53.90        53.04        43.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.250%
Maximum: 3.875%
Weighted Average: 3.806%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Index                                        Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
1 Year CMT                                   3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Months to Roll                               Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
33                                               1   $    1,300,000         0.07         0.00         0.13         0.00
42                                               1          399,159         0.02         0.00         0.04         0.00
43                                               2        1,479,150         0.08         0.00         0.15         0.00
44                                               5        2,156,312         0.12         0.09         0.20         0.00
45                                             179      120,173,932         6.47         2.77        11.47         0.00
46                                             494      294,783,473        15.88         8.89        27.70         0.00
47                                             499      315,889,506        17.01         8.87        29.82         0.00
48                                             218      156,036,832         8.40         3.41        14.93         0.00
49                                              49       39,942,900         2.15         0.52         3.90         0.00
50                                              19       16,477,060         0.89         0.30         1.59         0.00
51                                              15       10,778,253         0.58         0.26         1.03         0.00
52                                              32       20,477,672         1.10         0.60         1.93         0.00
53                                             121       78,408,708         4.22         3.55         7.12         0.00
54                                             277      138,235,391         7.44        15.45         0.00        16.30
55                                             533      272,882,131        14.70        25.01         0.00        33.91
56                                             400      213,625,918        11.51        17.70         0.00        27.14
57                                             220      117,517,845         6.33        10.43         0.00        14.71
58                                              55       40,489,844         2.18         1.49         0.00         5.73
59                                              12       10,185,210         0.55         0.55         0.00         1.39
60                                               8        5,021,192         0.27         0.12         0.00         0.73
61                                               1          528,000         0.03         0.00         0.00         0.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 33
Maximum: 61
Weighted Average: 51
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Gross Margin                                 Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
2.501% - 2.750%                              3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 2.750%
Weighted Average: 2.750%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

G:\Cas\Wells Fargo\d_041015\cmt\041015.cas   Oct 15, 2004 14:19    Page 1  of  4

                               UBS Investemt Bank
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_13'
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of         Aggregate    Aggregate
First Rate Cap                               Loans           Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
5.000%                                       3,138    $1,854,253,279        99.86       100.00        99.75       100.00
6.000%                                           3         2,535,210         0.14         0.00         0.25         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141    $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.001%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of         Aggregate    Aggregate
Periodic Rate Cap                            Loans           Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
2.000%                                       3,141    $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141    $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of         Aggregate    Aggregate
Maximum Rate                                 Loans           Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
8.251% - 8.500%                                  1    $      548,000         0.03         0.00         0.00         0.08
8.501% - 8.750%                                 22        18,586,876         1.00         0.13         0.00         2.81
8.751% - 9.000%                              1,469       909,859,677        49.00        45.97        46.65        53.56
9.001% - 9.250%                              1,646       925,258,726        49.83        53.90        53.10        43.55
9.751% - 10.000%                                 2         2,128,120         0.11         0.00         0.21         0.00
10.001% - 10.250%                                1           407,090         0.02         0.00         0.04         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141    $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 10.125%
Weighted Average: 9.057%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of         Aggregate    Aggregate
FICO Scores                                  Loans           Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
Not Available 0                                  5    $    3,108,975         0.17         0.00         0.25         0.09
581 - 600                                        1           495,726         0.03         0.00         0.00         0.08
601 - 620                                       10        10,282,489         0.55         0.16         0.70         0.46
621 - 640                                       22        12,181,587         0.66         0.78         0.61         0.70
641 - 660                                       75        48,470,007         2.61         2.14         2.78         2.50
661 - 680                                      154        97,511,505         5.25         4.13         4.51         6.75
681 - 700                                      296       183,728,838         9.89        10.77         9.94         9.55
701 - 720                                      423       249,906,543        13.46        14.19        12.88        14.12
721 - 740                                      422       245,524,402        13.22        14.56        13.62        12.19
741 - 760                                      556       344,322,265        18.54        14.20        20.09        17.55
761 - 780                                      667       380,929,465        20.52        20.81        20.67        20.18
781 - 800                                      440       250,381,843        13.48        14.06        12.81        14.34
801 - 820                                       68        28,824,546         1.55         4.21         1.04         1.50
821 - 840                                        2         1,120,298         0.06         0.00         0.11         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141    $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 589
Maximum: 827
Weighted Average: 739
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of
                                              # of         Aggregate    Aggregate
Original Loan To Value Ratio                 Loans           Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                      918    $  618,029,100        33.28        22.30        34.86        34.36
50.01% - 55.00%                                210       146,672,130         7.90         3.94         8.21         8.68
55.01% - 60.00%                                266       182,518,789         9.83         6.15         9.53        11.45
60.01% - 65.00%                                271       182,340,405         9.82         6.20        10.04        10.63
65.01% - 70.00%                                335       201,868,934        10.87         8.12        11.14        11.33
70.01% - 75.00%                                314       173,835,904         9.36         9.18        10.07         8.34
75.01% - 80.00%                                826       351,068,227        18.91        44.12        16.15        15.15
80.01% - 85.00%                                  1           455,000         0.02         0.00         0.00         0.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141    $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.06
Maximum: 80.11
Weighted Average: 57.55
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

G:\Cas\Wells Fargo\d_041015\cmt\041015.cas    Oct 15, 2004 14:19   Page 2  of  4

                               UBS Investemt Bank
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_13'
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Combined Loan To Value Ratio                 Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                      918   $  618,029,100        33.28        22.30        34.86        34.36
50.01% - 55.00%                                210      146,672,130         7.90         3.94         8.21         8.68
55.01% - 60.00%                                266      182,518,789         9.83         6.15         9.53        11.45
60.01% - 65.00%                                271      182,340,405         9.82         6.20        10.04        10.63
65.01% - 70.00%                                335      201,868,934        10.87         8.12        11.14        11.33
70.01% - 75.00%                                314      173,835,904         9.36         9.18        10.07         8.34
75.01% - 80.00%                                826      351,068,227        18.91        44.12        16.15        15.15
80.01% - 85.00%                                  1          455,000         0.02         0.00         0.00         0.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.06
Maximum: 80.11
Weighted Average: 57.55
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Amortization                                 Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
Interest In Arrears                          1,324   $  760,752,392        40.97        38.57        45.53        34.75
Interest Only                                1,817    1,096,036,097        59.03        61.43        54.47        65.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Top 5 States                                 Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
California                                   2,595   $1,548,935,439        83.42        78.95        82.86        85.70
Washington                                      82       42,252,644         2.28         2.55         2.78         1.42
Arizona                                         76       38,177,324         2.06         2.89         2.17         1.62
Colorado                                        54       32,827,652         1.77         1.42         2.44         0.86
Hawaii                                          38       27,097,689         1.46         1.97         0.99         2.02
Other                                          296      167,497,741         9.02        12.22         8.77         8.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Prepay Original Term                         Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
0                                            3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Document Type                                Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
Full                                           722   $  469,393,539        25.28        28.66        31.72        14.37
No Doc                                       1,370      882,138,390        47.51        16.18        39.46        69.74
Reduced                                      1,049      505,256,559        27.21        55.16        28.82        15.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Loan Purpose                                 Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                             361   $  190,134,641        10.24        18.17        11.36         6.02
Purchase                                       674      319,443,856        17.20        38.19        15.90        12.55
Rate/Term Refinance                          2,106    1,347,209,992        72.56        43.64        72.74        81.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Owner Occupancy Status                       Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
Primary                                      2,726   $1,619,929,792        87.24        86.67        91.26        81.28
Secondary                                      415      236,858,697        12.76        13.33         8.74        18.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Property Type                                Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
Coop                                             3   $    1,093,383         0.06         0.16         0.04         0.05
Condominium                                    542      240,452,833        12.95        30.13         8.06        15.00
PUD                                              9        3,856,096         0.21         0.37         0.31         0.00
Single Family                                2,555    1,591,262,520        85.70        68.27        90.62        83.69
Two- to Four Family                             32       20,123,657         1.08         1.07         0.97         1.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

G:\Cas\Wells Fargo\d_041015\cmt\041015.cas    Oct 15, 2004 14:19   Page 3  of  4

                               UBS Investemt Bank
                        Collateral Stratification Report

                             DEALNAME ss 'MARM04_13'
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Stated Remaining Term to Maturity            Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
226                                              1   $      370,798         0.02         0.00         0.04         0.00
228                                              1          906,462         0.05         0.00         0.09         0.00
235                                              1          506,505         0.03         0.00         0.00         0.08
295                                              1          678,070         0.04         0.00         0.00         0.10
333                                              1        1,300,000         0.07         0.00         0.13         0.00
342                                              1          399,159         0.02         0.00         0.04         0.00
343                                              2        1,479,150         0.08         0.00         0.15         0.00
344                                              5        2,156,312         0.12         0.09         0.20         0.00
345                                            179      120,173,932         6.47         2.77        11.47         0.00
346                                            493      294,412,675        15.86         8.89        27.66         0.00
347                                            499      315,889,506        17.01         8.87        29.82         0.00
348                                            217      155,130,370         8.35         3.41        14.84         0.00
349                                             49       39,942,900         2.15         0.52         3.90         0.00
350                                             19       16,477,060         0.89         0.30         1.59         0.00
351                                             15       10,778,253         0.58         0.26         1.03         0.00
352                                             32       20,477,672         1.10         0.60         1.93         0.00
353                                            121       78,408,708         4.22         3.55         7.12         0.00
354                                            277      138,235,391         7.44        15.45         0.00        16.30
355                                            531      271,697,556        14.63        25.01         0.00        33.73
356                                            400      213,625,918        11.51        17.70         0.00        27.14
357                                            220      117,517,845         6.33        10.43         0.00        14.71
358                                             55       40,489,844         2.18         1.49         0.00         5.73
359                                             12       10,185,210         0.55         0.55         0.00         1.39
360                                              9        5,549,192         0.30         0.12         0.00         0.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 226
Maximum: 360
Weighted Average: 351
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Servicer                                     Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
                                             3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                              # of        Aggregate    Aggregate
Originator                                   Loans          Balance      Balance      Group 1      Group 2      Group 3
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Mortgage, Inc.              3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       3,141   $1,856,788,489       100.00       100.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

G:\Cas\Wells Fargo\d_041015\cmt\041015.cas    Oct 15, 2004 14:19   Page 4  of  4
                                marm04-13 -- 3A2

UBS WL ARM Trading      212-713-2860

Balance   $38,100,000.00   Delay           20            WAC(3)   4.037054102    WAM(3)    355
Coupon    3.7871           Dated           11/01/2004    NET(3)   3.787054       WALA(3)   4
Settle    11/30/2004       First Payment   12/21/2004



-----------------------------------------------------------------------------------------------------------------------------

       Price                 0 CPB           10 CPB            15 CPB           PRICING          20 CPB           22 CPB

-----------------------------------------------------------------------------------------------------------------------------
                                 Yield            Yield             Yield            Yield            Yield             Yield
-----------------------------------------------------------------------------------------------------------------------------
              100-07+            3.699            3.301             3.051            2.895            2.792             2.685
              100-08+            3.691            3.265             2.998            2.832            2.721             2.607
              100-09+            3.683            3.230             2.945            2.768            2.650             2.529
              100-10+            3.675            3.194             2.893            2.705            2.579             2.451
              100-11+            3.666            3.159             2.840            2.641            2.509             2.373
              100-12+            3.658            3.123             2.787            2.577            2.438             2.295
              100-13+            3.650            3.087             2.734            2.514            2.367             2.217
              100-14+            3.642            3.052             2.681            2.451            2.297             2.139
              100-15+            3.634            3.016             2.629            2.387            2.226             2.062


Spread @ Center Price              139               91                58               40               20                 1
                  WAL             4.21             0.90              0.60             0.50             0.45              0.41
     Principal Window    Dec04 - Jun09    Dec04 - Oct06     Dec04 - Feb06    Dec04 - Dec05    Dec04 - Oct05     Dec04 - Sep05
   Principal # Months               55               23                15               13               11                10


-----------------------------------------------------------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2              2.2              2.2               2.2
-----------------------------------------------------------------------------------------------------------------------------
               Prepay            0 CPB           10 CPB            15 CPB           18 CPB           20 CPB            22 CPB
-----------------------------------------------------------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)         Call (Y)         Call (Y)          Call (Y)
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------

       Price                25 CPB           30 CPB            40 CPB

-------------------------------------------------------------------------
                                 Yield            Yield             Yield
-------------------------------------------------------------------------
              100-07+            2.522            2.241             1.642
              100-08+            2.433            2.132             1.492
              100-09+            2.344            2.023             1.342
              100-10+            2.255            1.915             1.193
              100-11+            2.165            1.806             1.043
              100-12+            2.076            1.698             0.894
              100-13+            1.987            1.590             0.745
              100-14+            1.898            1.482             0.596
              100-15+            1.809            1.373             0.448


Spread @ Center Price              -26              -70              -152
                  WAL             0.35             0.29              0.21
     Principal Window    Dec04 - Aug05    Dec04 - Jun05     Dec04 - Apr05
   Principal # Months                9                7                 5


-------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2
-------------------------------------------------------------------------
               Prepay           25 CPB           30 CPB            40 CPB
-------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)
-------------------------------------------------------------------------

                 edsf   Mat    3mo    6mo    9mo   12mo   15mo
                        Yld  2.560  2.241  2.283  2.223  2.274



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                marm04-13 -- 3A3

UBS WL ARM Trading      212-713-2860

Balance   $15,396,000.00   Delay           20            WAC(3)   4.037054102    WAM(3)    355
Coupon    3.7871           Dated           11/01/2004    NET(3)   3.787054       WALA(3)   4
Settle    11/30/2004       First Payment   12/21/2004



-----------------------------------------------------------------------------------------------------------------------------

       Price                 0 CPB           10 CPB            15 CPB           PRICING          20 CPB           22 CPB

-----------------------------------------------------------------------------------------------------------------------------
                                 Yield            Yield             Yield            Yield            Yield            Yield
-----------------------------------------------------------------------------------------------------------------------------
               100-17            3.639            3.475             3.310            3.207            3.135             3.063
               100-18            3.631            3.461             3.288            3.181            3.107             3.031
               100-19            3.624            3.446             3.267            3.155            3.078             2.999
               100-20            3.616            3.432             3.245            3.130            3.049             2.967
               100-21            3.609            3.417             3.224            3.104            3.020             2.935
               100-22            3.601            3.403             3.202            3.078            2.992             2.903
               100-23            3.594            3.388             3.181            3.053            2.963             2.872
               100-24            3.586            3.374             3.160            3.027            2.934             2.840
               100-25            3.579            3.360             3.138            3.001            2.905             2.808


Spread @ Center Price              133              114                95               83               77                71
                  WAL             4.56             2.28              1.51             1.25             1.12              1.01
     Principal Window    Jun09 - Jun09    Oct06 - Aug07     Feb06 - Sep06    Dec05 - May06    Oct05 - Mar06     Sep05 - Feb06
   Principal # Months                1               11                 8                6                6                 6


-----------------------------------------------------------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2              2.2              2.2               2.2
-----------------------------------------------------------------------------------------------------------------------------
               Prepay            0 CPB           10 CPB            15 CPB           18 CPB           20 CPB            22 CPB
-----------------------------------------------------------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)         Call (Y)         Call (Y)          Call (Y)
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------

       Price                25 CPB           30 CPB            40 CPB

-------------------------------------------------------------------------
                                 Yield            Yield             Yield
-------------------------------------------------------------------------
               100-17            2.951            2.755             2.320
               100-18            2.915            2.710             2.257
               100-19            2.878            2.665             2.194
               100-20            2.842            2.620             2.131
               100-21            2.805            2.575             2.068
               100-22            2.769            2.531             2.005
               100-23            2.732            2.486             1.942
               100-24            2.696            2.441             1.879
               100-25            2.659            2.397             1.816


Spread @ Center Price               55               30               -17
                  WAL             0.87             0.71              0.50
     Principal Window    Aug05 - Dec05    Jun05 - Sep05     Apr05 - Jun05
   Principal # Months                5                4                 3


-------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2
-------------------------------------------------------------------------
               Prepay           25 CPB           30 CPB            40 CPB
-------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)
-------------------------------------------------------------------------

                 edsf   Mat    3mo    6mo    9mo   12mo   15mo
                        Yld  2.560  2.241  2.283  2.223  2.274



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                marm04-13 -- 3A4

UBS WL ARM Trading      212-713-2860

Balance   $29,854,000.00   Delay           20            WAC(3)   4.0371      WAM(3)    355
Coupon    3.7871           Dated           11/01/2004    NET(3)   3.787054    WALA(3)   4
Settle    11/30/2004       First Payment   12/21/2004



-----------------------------------------------------------------------------------------------------------------------------

       Price                0 CPB            10 CPB           15 CPB            PRICING          20 CPB           22 CPB

-----------------------------------------------------------------------------------------------------------------------------
                                Yield             Yield             Yield            Yield            Yield             Yield
-----------------------------------------------------------------------------------------------------------------------------
                99-09           3.940             3.969             4.041            4.087            4.118             4.149
                99-10           3.932             3.960             4.028            4.070            4.099             4.129
                99-11           3.925             3.951             4.014            4.053            4.081             4.108
                99-12           3.917             3.941             4.000            4.037            4.062             4.088
                99-13           3.909             3.932             3.986            4.020            4.043             4.067
                99-14           3.902             3.922             3.972            4.003            4.025             4.047
                99-15           3.894             3.913             3.958            3.987            4.006             4.026
                99-16           3.887             3.904             3.945            3.970            3.988             4.006
                99-17           3.879             3.894             3.931            3.954            3.969             3.985


Spread @ Center Price              29                56                97              115              127               137
                  WAL            4.59              3.65              2.42             2.00             1.79              1.61
     Principal Window   Jun09 - Jul09     Aug07 - Jun09     Sep06 - Dec07    May06 - Jun07    Mar06 - Mar07     Feb06 - Dec06
   Principal # Months               2                23                16               14               13                11


-----------------------------------------------------------------------------------------------------------------------------
              CMT_1YR             2.2               2.2               2.2              2.2              2.2               2.2
-----------------------------------------------------------------------------------------------------------------------------
               Prepay           0 CPB            10 CPB            15 CPB           18 CPB           20 CPB            22 CPB
-----------------------------------------------------------------------------------------------------------------------------
  Optional Redemption        Call (Y)          Call (Y)          Call (Y)         Call (Y)         Call (Y)          Call (Y)
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------

       Price                25 CPB           30 CPB            40 CPB

-------------------------------------------------------------------------
                                 Yield            Yield             Yield
-------------------------------------------------------------------------
                99-09            4.198            4.284             4.474
                99-10            4.175            4.255             4.434
                99-11            4.151            4.226             4.393
                99-12            4.128            4.198             4.353
                99-13            4.104            4.169             4.312
                99-14            4.081            4.140             4.272
                99-15            4.057            4.111             4.231
                99-16            4.034            4.083             4.191
                99-17            4.010            4.054             4.150


Spread @ Center Price              150              168               198
                  WAL             1.40             1.14              0.80
     Principal Window    Dec05 - Sep06    Sep05 - May06     Jun05 - Dec05
   Principal # Months               10                9                 7


-------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2
-------------------------------------------------------------------------
               Prepay           25 CPB           30 CPB            40 CPB
-------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)
-------------------------------------------------------------------------

          Yield Curve   Mat   1MO      3MO      6MO      1YR    2YR    3YR    5YR    10YR   30YR
                        Yld  1.91  2.07875  2.20125  2.42313  2.871  3.209  3.727  4.4885  5.191



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                marm04-13 -- 3A5

UBS WL ARM Trading      212-713-2860

Balance   $21,202,000.00   Delay           20            WAC(3)   4.0371      WAM(3)    355
Coupon    3.7871           Dated           11/01/2004    NET(3)   3.787054    WALA(3)   4
Settle    11/30/2004       First Payment   12/21/2004



-----------------------------------------------------------------------------------------------------------------------------

       Price                 0 CPB           10 CPB            15 CPB           PRICING          20 CPB           22 CPB

-----------------------------------------------------------------------------------------------------------------------------
                                 Yield            Yield             Yield            Yield            Yield             Yield
-----------------------------------------------------------------------------------------------------------------------------
               98-09+            4.177            4.183             4.268            4.358            4.419             4.481
               98-10+            4.169            4.175             4.259            4.346            4.406             4.467
               98-11+            4.161            4.167             4.249            4.335            4.393             4.453
               98-12+            4.154            4.160             4.240            4.323            4.381             4.439
               98-13+            4.146            4.152             4.230            4.312            4.368             4.425
               98-14+            4.139            4.144             4.221            4.300            4.355             4.411
               98-15+            4.131            4.136             4.211            4.289            4.343             4.397
               98-16+            4.123            4.129             4.202            4.278            4.330             4.383
               98-17+            4.116            4.121             4.192            4.266            4.317             4.369


Spread @ Center Price               51               54                86              110              127               141
                  WAL             4.64             4.56              3.63             3.00             2.68              2.41
     Principal Window    Jul09 - Jul09    Jun09 - Jun09     Dec07 - Feb09    Jun07 - May08    Mar07 - Jan08     Dec06 - Sep07
   Principal # Months                1                1                15               12               11                10


-----------------------------------------------------------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2              2.2              2.2               2.2
-----------------------------------------------------------------------------------------------------------------------------
               Prepay            0 CPB           10 CPB            15 CPB           18 CPB           20 CPB            22 CPB
-----------------------------------------------------------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)         Call (Y)         Call (Y)          Call (Y)
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------

       Price                25 CPB           30 CPB            40 CPB

-------------------------------------------------------------------------
                                 Yield            Yield             Yield
-------------------------------------------------------------------------
               98-09+            4.579            4.748             5.126
               98-10+            4.562            4.729             5.098
               98-11+            4.546            4.709             5.070
               98-12+            4.530            4.689             5.043
               98-13+            4.514            4.670             5.015
               98-14+            4.498            4.650             4.987
               98-15+            4.482            4.630             4.960
               98-16+            4.466            4.611             4.932
               98-17+            4.450            4.591             4.905


Spread @ Center Price              161              193               250
                  WAL             2.09             1.70              1.20
     Principal Window    Sep06 - Apr07    May06 - Nov06     Dec05 - Apr06
   Principal # Months                8                7                 5


-------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2
-------------------------------------------------------------------------
               Prepay           25 CPB           30 CPB            40 CPB
-------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)
-------------------------------------------------------------------------

          Yield Curve   Mat   1MO      3MO      6MO      1YR    2YR    3YR    5YR    10YR   30YR
                        Yld  1.91  2.07875  2.20125  2.42313  2.871  3.209  3.727  4.4885  5.191



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                marm04-13 -- 3A6

UBS WL ARM Trading      212-713-2860

Balance   $44,432,000.00   Delay           20            WAC(3)   4.0371      WAM(3)    355
Coupon    3.7871           Dated           11/01/2004    NET(3)   3.787054    WALA(3)   4
Settle    11/30/2004       First Payment   12/21/2004



-----------------------------------------------------------------------------------------------------------------------------

       Price                 0 CPB           10 CPB            15 CPB           PRICING          20 CPB           22 CPB

-----------------------------------------------------------------------------------------------------------------------------
                                 Yield            Yield             Yield            Yield            Yield             Yield
-----------------------------------------------------------------------------------------------------------------------------
               98-09+            4.177            4.179             4.183            4.202            4.222             4.249
               98-10+            4.169            4.171             4.175            4.194            4.213             4.240
               98-11+            4.161            4.164             4.168            4.185            4.205             4.230
               98-12+            4.154            4.156             4.160            4.177            4.196             4.221
               98-13+            4.146            4.148             4.152            4.169            4.188             4.212
               98-14+            4.139            4.141             4.144            4.161            4.179             4.203
               98-15+            4.131            4.133             4.137            4.153            4.171             4.194
               98-16+            4.123            4.126             4.129            4.145            4.162             4.185
               98-17+            4.116            4.118             4.121            4.137            4.154             4.176


Spread @ Center Price               51               52                54               62               70                79
                  WAL             4.64             4.61              4.55             4.32             4.09              3.82
     Principal Window    Jul09 - Jul09    Jun09 - Jul09     Feb09 - Jul09    May08 - Jul09    Jan08 - Jun09     Sep07 - Jun09
   Principal # Months                1                2                 6               15               18                22


-----------------------------------------------------------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2              2.2              2.2               2.2
-----------------------------------------------------------------------------------------------------------------------------
               Prepay            0 CPB           10 CPB            15 CPB           18 CPB           20 CPB            22 CPB
-----------------------------------------------------------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)         Call (Y)         Call (Y)          Call (Y)
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------

       Price                25 CPB           30 CPB            40 CPB

-------------------------------------------------------------------------
                                 Yield            Yield             Yield
-------------------------------------------------------------------------
               98-09+            4.303            4.411             4.650
               98-10+            4.293            4.399             4.632
               98-11+            4.282            4.386             4.615
               98-12+            4.272            4.374             4.597
               98-13+            4.262            4.361             4.580
               98-14+            4.252            4.348             4.562
               98-15+            4.241            4.336             4.545
               98-16+            4.231            4.323             4.527
               98-17+            4.221            4.311             4.509


Spread @ Center Price               96              125               175
                  WAL             3.37             2.72              1.91
     Principal Window    Apr07 - Jun09    Nov06 - Jul08     Apr06 - Jun07
   Principal # Months               27               21                15


-------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2
-------------------------------------------------------------------------
               Prepay           25 CPB           30 CPB            40 CPB
-------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)
-------------------------------------------------------------------------

          Yield Curve     Mat   1MO      3MO      6MO      1YR    2YR    3YR    5YR    10YR   30YR
                          Yld  1.91  2.07875  2.20125  2.42313  2.871  3.209  3.727  4.4885  5.191



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                marm04-13 -- 3A7

UBS WL ARM Trading      212-713-2860

Balance   $51,016,000.00   Delay           20            WAC(3)   4.0371      WAM(3)    355
Coupon    3.7871           Dated           11/01/2004    NET(3)   3.787054    WALA(3)   4
Settle    11/30/2004       First Payment   12/21/2004



-----------------------------------------------------------------------------------------------------------------------------

       Price                 0 CPB           10 CPB            15 CPB           PRICING          20 CPB           22 CPB

-----------------------------------------------------------------------------------------------------------------------------
                                 Yield            Yield             Yield            Yield            Yield             Yield
-----------------------------------------------------------------------------------------------------------------------------
                98-11            4.165            4.165             4.165            4.165            4.166             4.166
                98-12            4.158            4.158             4.158            4.158            4.158             4.159
                98-13            4.150            4.150             4.150            4.150            4.151             4.151
                98-14            4.142            4.142             4.142            4.142            4.143             4.144
                98-15            4.135            4.135             4.135            4.135            4.135             4.136
                98-16            4.127            4.127             4.127            4.127            4.128             4.128
                98-17            4.120            4.120             4.120            4.120            4.120             4.121
                98-18            4.112            4.112             4.112            4.112            4.113             4.113
                98-19            4.104            4.104             4.104            4.104            4.105             4.105


Spread @ Center Price               50               50                50               50               50                51
                  WAL             4.64             4.64              4.64             4.64             4.63              4.62
     Principal Window    Jul09 - Jul09    Jul09 - Jul09     Jul09 - Jul09    Jul09 - Jul09    Jun09 - Jul09     Jun09 - Jul09
   Principal # Months                1                1                 1                1                2                 2


-----------------------------------------------------------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2              2.2              2.2               2.2
-----------------------------------------------------------------------------------------------------------------------------
               Prepay            0 CPB           10 CPB            15 CPB           18 CPB           20 CPB            22 CPB
-----------------------------------------------------------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)         Call (Y)         Call (Y)          Call (Y)
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------

       Price                25 CPB           30 CPB            40 CPB

-------------------------------------------------------------------------
                                 Yield            Yield             Yield
-------------------------------------------------------------------------
                98-11            4.167            4.181             4.248
                98-12            4.160            4.173             4.239
                98-13            4.152            4.165             4.229
                98-14            4.144            4.157             4.220
                98-15            4.137            4.149             4.210
                98-16            4.129            4.141             4.201
                98-17            4.121            4.133             4.192
                98-18            4.114            4.126             4.182
                98-19            4.106            4.118             4.173


Spread @ Center Price               51               57                82
                  WAL             4.61             4.43              3.70
     Principal Window    Jun09 - Jul09    Jul08 - Jun09     Jun07 - Mar09
   Principal # Months                2               12                22


-------------------------------------------------------------------------
              CMT_1YR              2.2              2.2               2.2
-------------------------------------------------------------------------
               Prepay           25 CPB           30 CPB            40 CPB
-------------------------------------------------------------------------
  Optional Redemption         Call (Y)         Call (Y)          Call (Y)
-------------------------------------------------------------------------

          Yield Curve     Mat   1MO      3MO      6MO      1YR    2YR    3YR    5YR    10YR   30YR
                          Yld  1.91  2.07875  2.20125  2.42313  2.871  3.209  3.727  4.4885  5.191



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.